*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

Exhibit 10.2
AMENDMENT TO THE MINIMUM PREMIUM
FINANCIAL AGREEMENT,
AS AMENDED EFFECTIVE JANUARY 1, 2011,
BY AND BETWEEN
INSPERITY HOLDINGS, INC. (fka ADMINISTAFF OF TEXAS, INC.)
AND
UNITED HEALTHCARE INSURANCE COMPANY

THIS AMENDMENT TO THE MINIMUM PREMIUM FINANCIAL AGREEMENT, as amended effective January 1, 2011, (the “MP Financial Agreement”) is entered into as of January 1, 2013, by and between Insperity Holdings, Inc. (fka Administaff of Texas, Inc.), a Texas corporation, and United Healthcare Insurance Company (the “Company”), a Connecticut corporation (this “Amendment”).
RECITALS
WHEREAS, on or about June 25, 2002, the Employer and the Company executed the Minimum Premium Financial Agreement effective January 1, 2002 (“Original Agreement”); and
WHEREAS, effective January 1, 2005, the Employer and the Company executed the MP Financial Agreement to amend and restate the Original Agreement (terms capitalized in this Amendment not for grammatical reasons and not otherwise defined in this Amendment shall have the meanings ascribed to them in the MP Financial Agreement); and
WHEREAS, effective January 1, 2008, the Employer and the Company amended the MP Financial Agreement; and
WHEREAS, effective January 1, 2009, the Employer and the Company amended the MP Financial Agreement; and
WHEREAS, effective January 1, 2011, the Employer and the Company amended the MP Financial Agreement; and
WHEREAS, the Employer and the Company now wish to further amend the MP Financial Agreement pursuant to the terms of this Amendment effective January 1, 2013, unless otherwise stated herein.
NOW, THEREFORE, in consideration of the following mutual covenants and promises, the parties agree as follows:

ARTICLE I
Section 1.1. Changes in Maximum Monthly Employer Benefit Obligation and Premium. Section 5(b)(ii) of the MP Financial Agreement is hereby amended and restated in its entirety to read, effective January 1, 2013
(ii).    the *** used to calculate the ***, as described in section 3(a) of the Agreement,
Section 1.2. Definitions. Exhibit A, subsections (8)(g), (h) and (n) are hereby amended and restated in their entirety to read, and new subsections (8)(p), (q) and (r) are hereby added, effective January 1, 2013

g.
“Deficit” means, with respect to an Arrangement Period, the excess of (i) *** for the Arrangement Period *** (I) the *** the Arrangement Period ***, *** (II) the *** over (ii) the *** for the Arrangement Period. The “Arrangement Period ***” is defined to be the sum of the *** number of Employees covered under the MP Policy in each *** within the Arrangement Period. If the Arrangement Period includes more than one ***, and if the *** is different for one or more of the *** included in the calculation, then the calculation of the Deficit shall be done for each *** or *** included in the Arrangement Period (each the “***”), and then the *** shall be summed to calculate the Deficit.

To illustrate, the Deficit will be calculated according to the following formula:
Deficit = [*** (*** Arrangement Period ***) ***] ***

h.
"***” means the amount for the Policies set forth in Exhibit D to the Agreement, and is the total of the *** and the ***. The Company shall adjust the *** for any *** for which the *** used to calculate the MP Premium has been changed pursuant to section V and VI of Exhibit D. The Company shall notify the Employer of an adjustment to the *** at the same time that it provides the notice required under section 5 of the Agreement.

n.
“Surplus” means, with respect to an Arrangement Period, the excess of (i) *** for the Arrangement Period *** the *** of the (ii) *** for the Arrangement Period *** (I) the *** the Arrangement Period ***, *** (II) *** with respect to the Policies for the Arrangement Period. If the Arrangement Period includes more than one ***, and if the *** is different for one or more of the *** included in the calculation, then the calculation of the Surplus shall be done for each *** or *** included in the Arrangement Period (each the “***”), and then the *** shall be summed to calculate the Surplus.

To illustrate, the Surplus will be calculated according to the following formula:
Surplus = *** [*** (*** Arrangement Period ***) ***]

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p.	“***” means the amount separately identified and provided by Company to Employer in the normal course for an Arrangement Period, which collectively with the *** equals the ***.

q.	“***” means the amount separately identified and provided by Company to Employer in the normal course for an Arrangement Period, which collectively with the *** equals the ***.

r.	“***” means the actual incurred *** and *** plus the sum of the applicable year’s *** and ***.

Section 1.3. Policies, Rates and Factors. Exhibit D to the MP Financial Agreement is hereby amended and restated in its entirety to read, effective January 1, 2013:
Exhibit D – Policies, Rates and Factors

I.	The definition of “Policy” for purposes of Section 1(s) of the Agreement shall be as follows:

•	Effective January 1, 2013: No. *** (Medical ***) (“Policy”)

II.	The “Maximum Monthly Employer Benefit Obligation” (the “MMEBO”) shall be the following:

•	Effective January 1, 2013:

◦	The Quoted Premium effective January 1, 2013 for each Policy minus the *** effective January 1, 2013

•	Effective January 1, 2014:

◦	The Quoted Premium effective January 1, 2014 for each Policy minus the *** effective January 1, 2014

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•	Effective January 1, 2015:

◦	The Quoted Premium effective January 1, 2015 for each Policy minus the *** effective January 1, 2015

III.	The “MP Premium” shall be the following:

•	Effective January 1, 2013:

◦	The total of the estimated *** and ***, calculated as a fixed dollar amount during the Arrangement Period and trued up in normal course, for each Policy plus the 2013 *** (the “2013 ***”)

•	Effective January 1, 2014:

◦
The total of the estimated *** and *** and ***, calculated as a fixed dollar amount during the Arrangement Period and trued up in normal course, for each Policy plus the sum of the 2014 *** and *** (the “2014 ***”)

•	Effective January 1, 2015:

◦
The total of the *** and *** and ***, calculated as a fixed dollar amount during the Arrangement Period and trued up in normal course, for each Policy plus the sum of the 2015 *** and *** (the “2015 ***”)

IV.	The “***” shall be the following:

•	Effective January 1, 2013:

◦	Calculated based on calendar year 2012 ***, paid through February 28, 2013, increased by *** for each Policy (the “2013 ***”).

•	Effective January 1, 2014:

◦	The 2013 *** increased by *** for each Policy (the “2014 ***”).

•	Effective January 1, 2015:

◦	The 2014 *** increased by *** for each Policy (the “2015 ***”).

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V.	If *** below the thresholds set forth below, the *** increases by the percentage in the table. Calculation of the “***” is defined in Section (VII) of this Exhibit D.

*** in the *** below	***	***	***	***
*** Increase	***	***	***	***
*** Increase		***	***	***

VI.	If *** above the thresholds set forth below, the *** decreases by the percentage in the table. Calculation of the “***” is defined in Section (VII) of this Exhibit D.

*** in the *** above	***	***	***	***
*** Decrease	***	***	***	***
*** Decrease		***	***	***

VII.	For purposes of the aforementioned tables in (V) and (VI) of this Exhibit D, *** shall be determined each *** based upon the following parameters:

•
*** is defined to include *** for coverage in the Policy and *** for coverage under *** (f/k/a ***) ***, effective January 1, 2011, ***, which *** are amended from time to time in the normal course of business, including all ***, *** and/or *** in COBRA or state continuation coverage.

•
*** shall be measured each January 1st, April 1st, July 1st and October 1st, based upon the *** in effect on the 15th day of the preceding month. The Membership as of the 15th of the month preceding each of January 1st, April 1st, July 1st and October 1st, shall be the *** that is used to determine the ***, *** and *** for the quarter beginning that immediately following January 1st, April 1st, July 1st, and October 1st. For example, to determine the *** and *** for the quarter beginning January 1, 2013 and ending March 31, 2013, the *** as of December 15, 2012 shall be used.

VIII.	The applicable year’s *** Fee shall be billed separately to Employer.
ARTICLE II
Section 2.1: The following section (h) is amended and restated to Section 4 Term and Termination of the Agreement

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h.
In the event that either party reasonably believes that any State or other jurisdiction may impose a *** on it for proceeding with its performance under the Agreement, or that a State or jurisdiction will enforce a regulation or statute that will result in either a material reduction in Employer’s ability to market its full suite of services to its existing and potential clients or Company’s ability to market its insurance products in the State or jurisdiction, such party will promptly advise the other party of such belief and the basis therefore. In such event, the parties agree to cooperate in good faith to resolve such matter to the satisfaction of both parties. After a good faith effort by the parties to eliminate the risk of *** or the material reduction of Employer’s ability to market its full suite of services to its existing and potential clients or Company’s ability to market its insurance products in the State or jurisdiction, if the matter is not resolved to the satisfaction of both parties, (a) the party upon which such *** may be imposed may immediately discontinue the Agreement's application in such State or jurisdiction by providing notice to that effect to the other party, except that the effective date of the termination may be extended to the latest date the Agreement can remain in effect before triggering the ***, or later if adequate indemnification is provided by the other party, or, (b) in the case of a material reduction of Employer’s ability to market its full suite of services to its existing and potential clients, or Company’s ability to market its insurance products in the State or jurisdiction, the Agreement's application in such State or jurisdiction will be effective *** following notice to the other party. In the event of termination, the Agreement will continue to apply in all other States or jurisdictions, except that if it is a Federal law at issue the Agreement will discontinue in its entirety. Furthermore, in the event of termination of this Agreement, Employer agrees that it will deliver written notice to Company of termination of the Policy issued to Employer as of the effective date of the termination of this Agreement.

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ARTICLE III
COOPERATION

Section 3.1    Cooperation. The Parties agree to execute such further documents and to take such further actions as may be necessary to implement and carry out the terms and conditions of this Amendment.

Article IV
EFFECTIVE DATE OF AMENDMENT AND EXTENSION OF AGREEMENT

Section 4.1     Effective Date. This Amendment shall be effective as of January 1, 2013, unless otherwise stated herein and the Employer and Company agree to extend the existing MP Financial Agreement for an additional two years (2014 and 2015).

[The balance of this page intentionally is left blank. The signature page follows.]

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IN WITNESS WHEREOF, the parties have caused this Amendment to the MP Financial Agreement to be executed as of the date set forth in the preamble.

INSPERITY HOLDINGS, INC.            UNITED HEALTHCARE INSURANCE                                 COMPANY

By:     /s/ Richard G. Rawson            By:     /s/ Anthony R. Carr
Authorized Signature                    Authorized Signature
Name     Richard G. Rawson                Name         Anthony R. Carr
Title     President                    Title         National Vice President
Date     August 18, 2014                Date         August 28, 2014

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